UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22218

T. Rowe Price Global Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Global Real Estate Fund	June 30, 2019
TRGRX	Investor Class
PAGEX	Advisor Class
TIRGX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE GLOBAL REAL ESTATE FUND

HIGHLIGHTS

■	The Global Real Estate Fund had positive results during the first half of 2019 and produced mixed results versus its benchmarks and peer group.

■	Stock selection in Japan and Europe contributed to the fund’s results. On the negative side, stock selection in Australia and the U.S. detracted.

■	The fund’s largest position is in the U.S., where we believe that commercial real estate should benefit from supply and demand factors. We also have significant weightings in Japan and Hong Kong.

■

We believe the fundamental backdrop remains positive for real estate. The Federal Reserve’s pivot to a more dovish tone suggests that interest rates could remain low, which would be supportive for real estate investors.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Markets overcame a bout of volatility in May and recorded exceptional returns in the six months ended June 30, 2019. The large-cap S&P 500 Index reached record highs and notched its best start to a year in over two decades. Overseas equity markets were also strong, while bond prices rose as longer-term interest rates fell to their lowest levels since late 2016.

Markets rebounded to start the year, as many of the worries behind the sell-off in late 2018 receded. Investors seemed most relieved by a dovish pivot in monetary policy. The S&P 500 scored its best daily gain for the period on January 4, after Federal Reserve Chair Jerome Powell pledged that the central bank would respond with all the tools at its disposal to counteract an economic downturn or financial turmoil. The Fed soon paused and kept rates steady following a series of quarterly hikes stretching back to late 2017.

Investors also seemed comforted by progress in U.S.-China trade relations. In March, President Donald Trump postponed a threatened tariff increase on Chinese goods and remarked that the two sides were “getting very close” to a deal. Encouraging statements continued to flow from the White House, and speculation grew that Chinese President Xi Jinping would soon visit Washington to sign an agreement.

Hopes for a deal were dashed in early May, however, sending stocks sharply lower. With negotiations at a standstill, on May 10, the administration increased the tariff rate to 25% from 10% on $200 billion in Chinese goods, as the president had long threatened. China soon retaliated with its own tariffs. A technological “cold war” also seemed to be developing, with both sides taking measures to cut off the other’s access to key components and raw materials. Stocks fell sharply in response, and the small- and mid-cap indexes moved back into correction territory, or down more than 10% from the highs they established late in the previous summer.

Another turn in trade policy in June helped stocks recover their losses. The White House abandoned an earlier threat to put tariffs on Mexican imports in response to immigration issues, and President Trump again softened his stance on China. Markets were closed on the final weekend of the month, when the president announced that he and President Xi had agreed to resume trade negotiations and arranged a truce that would at least temporarily prevent the imposition of further tariffs.

An even bigger factor in the June rebound appeared to be growing confidence that the Fed would cut interest rates rather than merely keep them steady. Fed Chair Powell pledged that policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.” Policymakers also dropped references to being “patient” in adjusting monetary policy. By the end of the month, futures markets were pricing in 75 basis points (0.75 percentage point) of cuts in the second half of the year, with a reasonable chance of more to come in 2020.

The dovish shift in Fed policy has been driven by accumulating evidence of slowing global growth. Rising trade barriers have taken a heavy toll on the global manufacturing sector, and business investment has pulled back as managers confront additional sources of uncertainty, such as the possibility of a disorderly Brexit this October. As a result, corporate earnings growth has stalled in the U.S. and turned negative in other major markets. On the positive side, consumers remain in much better shape, particularly domestically.

We see little evidence to suggest a recession is on the horizon. Indeed, with markets at all-time highs, investors seem willing to bet that this decade-long economic recovery still has legs. We will keep a close eye on developments and rely on our careful fundamental research to avoid pitfalls; I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth through a combination of capital appreciation and current income.

FUND COMMENTARY

How did the fund perform in the past six months?

The Global Real Estate Fund returned 14.90% for the six months ended June 30, 2019. The fund outperformed the FTSE EPRA/NAREIT Developed Real Estate Index Net but underperformed the FTSE EPRA/NAREIT Developed Real Estate Index and its Lipper peer group. (Returns for the Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

Effective June 1, 2019, the FTSE EPRA/NAREIT Developed Real Estate Index Net replaced the FTSE EPRA/NAREIT Developed Real Estate Index as the fund’s primary benchmark. The new index assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid; as such, the returns of the new benchmark are more representative of the returns experienced by investors in foreign issuers.

On June 25, 2019, the fund’s Board of Directors declared a second-quarter dividend of $0.11 per share to shareholders of record on that day. You should have received your check or statement reflecting this distribution. The dividend was distributed on June 27. (Distributions for the Advisor and I Class shares were $0.10 and $0.12, respectively.)

What factors influenced the fund’s performance?

Real estate stocks had a strong start to the year driven by the Federal Reserve’s dovish pivot and solid fundamental trends. U.S. real estate investment trusts (REITs), which make up more than half of the global real estate universe, outperformed the index. Of the other major markets, Australia and Singapore also posted strong relative results. Germany, France, and the United Kingdom posted positive absolute returns but lagged the index.

Stock selection in Japan was the primary contributor to the fund’s relative results. Shares of logistics J-REIT Mitsui Fudosan Logistics Park advanced after the company announced it would issue new investment units in a public offering to fund attractive acquisitions. Nippon Accommodations Fund, which primarily owns apartments in Tokyo, reported better-than-expected results based on higher rent growth, driving stock outperformance. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock selection in Europe was also a positive contributor to our results. Our position in Kojamo, Finland’s largest owner of multi-family residential properties, contributed to relative gains. The company is focused primarily on the Helsinki metropolitan area and has continued to benefit from the ongoing urbanization trends in Finland, which has led to rent growth. An improving trend in Swiss office markets has contributed to the outperformance of PSP Swiss Property.

Stock selection detracted in Australia. Our position in Scentre Group underperformed as the company, which develops and manages shopping centers in Australia and New Zealand, faced headwinds from recent consumer weakness and concerns about the growth of e-commerce.

Our positioning in the United States detracted from the fund’s relative results. An underweight to the healthcare subsector hampered relative results. In addition, our mall landlords underperformed the broader real estate market as a growing threat from e-commerce and store closures weighed on the retail segment. Despite owning highly productive regional malls and posting solid quarterly results, Macerich and Simon Property Group were down during the period. We trimmed our position in Simon.

Several of our U.S. holdings performed well. Stock selection and an overweight position in the industrial sector added to returns. Terreno Realty and Prologis reported solid earnings growth in the first half as the continued growth of e-commerce has helped increase warehouse occupancy and rental rates. A non-benchmark position in Hilton Worldwide Holdings, the world’s second-largest hotel company, contributed to relative performance. The company continued to execute well and delivered better-than-expected earnings results. We trimmed both Prologis and Hilton on strength.

How is the fund positioned?

We invest primarily in developed markets and seek to have broad geographic exposure while avoiding large country bets. Our largest position is in the United States, which is the largest and most mature market within the commercial real estate universe. We believe that commercial real estate should benefit from reasonable levels of new supply in conjunction with moderate demand growth. We hold a diverse range of U.S. commercial real estate companies, with our largest allocations in apartment REITs Equity Residential and AvalonBay Communities and industrial REIT Prologis.

During the period, we initiated a position in Healthcare Trust of America and added to Healthcare Realty Trust, which own medical office buildings adjacent to leading hospitals, and we also added a new position in Rexford Industrial Realty, a local industrial real estate company in Los Angeles.

We also have a significant weighting in Japan, where we believe our holdings are well positioned to benefit from economic recovery and a reversal of deflationary pressures. Our largest holding is Mitsui Fudosan, which develops and owns numerous office, housing, and retail properties, primarily in Tokyo. The completion of properties in the company’s development pipeline should drive cash flow growth over the next few years. Nippon Accommodations Fund, a J-REIT that owns apartments primarily in Tokyo, is a large holding. We also have a sizable position in Mitsubishi Estate, which owns a substantial concentration of assets in the Marunouchi district in Japan adjacent to the Imperial Palace. We initiated a position in Heiwa Real Estate during the period, which owns prime office real estate primarily in Tokyo.

We maintain a substantial weighting in Hong Kong, where the lack of available land for commercial and residential construction should benefit operating fundamentals over the long run. Our largest exposure is to Sun Hung Kai Properties, one of the largest real estate companies in the world, with rental properties and residential developments in Hong Kong and mainland China.

As shown in the Industry Diversification chart, our largest positions are in the apartment, office, and diversified property segments, which made up nearly 55% of the portfolio at the end of the period. Our industry weightings are largely determined by our bottom-up approach to stock selection.

What is portfolio management’s outlook?

Overall, the fundamental backdrop remains supportive for real estate as we move further into 2019. The Federal Reserve’s pivot to a more dovish tone and its shift toward data dependency suggest that we could have a scenario where we have lower interest rates for longer, which would be supportive for real estate investors.

We believe many listed real estate companies are better positioned than ever to weather volatility in fundamentals or capital markets as they are operating with lower leverage and more retained free cash flow than in the past. In addition, the level of new supply being built across various property types is reasonable relative to demand, and generally not an area of concern.

It is also important to highlight that many of our real estate companies are trading at discounts to the private market value of their real estate holdings. Demand to buy real estate has remained strong, and, thus, we expect mergers and acquisitions to continue.

We believe our portfolio is specifically well positioned as our strategy has always been based on producing solid risk-adjusted returns. In that vein, our philosophy of owning high-quality real estate in land-constrained markets, run by strong management teams, with well-capitalized balance sheets should hold us in good stead during any market corrections.

It is a good time to remember that volatility in stock prices creates opportunity. The market may indiscriminately punish good companies along with those with more mediocre outlooks. Thus, we also think this is a fertile environment for our strategy, which focuses on bottom-up stock selection to drive our returns.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/19
Prologis	5.8%
AvalonBay Communities	4.2
Equity Residential	3.6
Sun Hung Kai Properties	3.3
Public Storage	3.1
Essex Property Trust	3.1
Mitsui Fudosan	2.4
SL Green Realty	2.4
PSP Swiss Property	2.3
Nippon Accommodations Fund	2.2
Healthcare Realty Trust	2.1
CubeSmart	2.1
Healthcare Trust of America	2.1
American Campus Communities	2.0
Douglas Emmett	2.0
Mitsubishi Estate	1.9
Hongkong Land Holdings	1.8
Hilton Worldwide Holdings	1.8
Macerich Company	1.7
Mitsui Fudosan Logistics Park	1.7
JBG SMITH Properties	1.7
Regency Centers	1.6
Derwent London	1.6
Goodman Group	1.5
Ado Properties	1.5
Total	**59.5%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
AUSTRALIA 4.3%		
Common Stocks 4.3%		
Charter Hall Retail	297,531	914
Goodman Group	200,055	2,114
National Storage	644,310	792
Scentre Group	760,712	2,053
Total Australia (Cost $5,216)		**5,873**
BELGIUM 0.9%		
Common Stocks 0.9%		
Shurgard Self Storage	34,159	1,233
Total Belgium (Cost $908)		**1,233**
CANADA 2.0%		
Common Stocks 2.0%		
Allied Properties Real Estate Investment Trust	35,006	1,266
Canadian Apartment Properties	38,428	1,419
Total Canada (Cost $2,236)		**2,685**
FINLAND 1.5%		
Common Stocks 1.5%		
Kojamo	137,896	2,059
Total Finland (Cost $1,405)		**2,059**
FRANCE 1.8%		
Common Stocks 1.8%		
Gecina	11,378	1,703
Unibail-Rodamco-Westfield	5,277	791
Total France (Cost $1,982)		**2,494**

GERMANY 1.5%

Common Stocks 1.5%

ADO Properties	50,892	2,105
Total Germany (Cost $2,744)		**2,105**

HONG KONG 8.0%

Common Stocks 8.0%

Hang Lung Properties	827,000	1,967
Hongkong Land Holdings (USD)	390,100	2,514
Hysan Development	381,000	1,969
Sun Hung Kai Properties	266,000	4,513
Total Hong Kong (Cost $8,891)		**10,963**

JAPAN 10.9%

Common Stocks 10.9%

Heiwa Real Estate	38,800	794
Hoshino Resorts	177	910
Mitsubishi Estate	140,700	2,622
Mitsui Fudosan	135,500	3,293
Mitsui Fudosan Logistics Park	674	2,292
Nippon Accommodations Fund	539	3,021
Nippon Prologis	818	1,890
Total Japan (Cost $10,954)		**14,822**

MEXICO 0.5%

Common Stocks 0.5%

Concentradora Fibra Danhos	494,083	659
Total Mexico (Cost $802)		**659**

SINGAPORE 2.8%

Common Stocks 2.8%

CapitaLand Commercial Trust	816,700	1,311
CapitaLand Mall Trust	1,064,700	2,071

Mapletree Logistics Trust	315,100	370
Total Singapore (Cost $2,765)		**3,752**

SPAIN 1.5%

Common Stocks 1.5%

Inmobiliaria Colonial Socimi	186,844	2,082
Total Spain (Cost $1,289)		**2,082**

SWEDEN 1.4%

Common Stocks 1.4%

Hufvudstaden, A Shares	113,169	1,926
Total Sweden (Cost $1,105)		**1,926**

SWITZERLAND 2.3%

Common Stocks 2.3%

PSP Swiss Property	26,551	3,103
Total Switzerland (Cost $2,108)		**3,103**

UNITED KINGDOM 5.4%

Common Stocks 5.4%

Derwent London	53,615	2,123
Grainger	261,395	816
Great Portland Estates	237,880	2,067
Shaftesbury	109,369	1,116
UNITE Group	98,513	1,219
Total United Kingdom (Cost $5,424)		**7,341**

UNITED STATES 52.3%

Common Stocks 52.3%

Acadia Realty Trust, REIT	75,200	2,058
Alexandria Real Estate Equities, REIT	9,152	1,291
American Campus Communities, REIT	59,200	2,733
AvalonBay Communities, REIT	28,400	5,770

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Global Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has three classes of shares: the Global Real Estate Fund (Investor Class), the Global Real Estate Fund–Advisor Class (Advisor Class), and the Global Real Estate Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class quarterly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $16,086,000 and $28,129,000, respectively, for the six months ended June 30, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2019, the cost of investments for federal income tax purposes was $103,282,000. Net unrealized gain aggregated $32,917,000 at period-end, of which $35,741,000 related to appreciated investments and $2,824,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2019, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or Price Associates during the six months ended June 30, 2019 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $606,000 remain subject to repayment by the fund at June 30, 2019. To the extent any expenses are waived or reimbursed in accordance with an expense limitation, the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2019, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $65,000 for T. Rowe Price Services, Inc.; and $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - SUBSEQUENT EVENT

Effective October 1, 2019, Price Associates has agreed to reduce the fund’s Investor Class contractual expense limit from 1.05% to 0.95%.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations with respect to the Investor Class, Advisor Class, and I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group); the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group and Expense Universe) and second quintile (Advisor Class Expense Group); and the fund’s total expenses ranked in the second and third quintiles (Investor Class Expense Group), first quintile (Advisor Class Expense Group), and first and third quintiles (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Real Estate Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2019